STRONG HERITAGE RESERVE SERIES, INC.

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints
Stephen J. Shenkenberg and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

NAME                        TITLE                                      DATE
--------------------------  ------------------------------------------  ---------------



/s/Stephen J. Shenkenberg   Vice President                             January 28, 2000
Stephen J. Shenkenberg



                            Chairman of the Board (Principal Executive
/s/Richard S. Strong        Officer) and a Director                    January 28, 2000
--------------------------
Richard S. Strong



                            Treasurer (Principal Financial and
/s/John W. Widmer           Accounting Officer)                        January 28, 2000
John W. Widmer



/s/Marvin E. Nevins          Director                                  January 28, 2000
--------------------------
Marvin E. Nevins



/s/Willie D. Davis           Director                                  January 28, 2000
--------------------------
Willie D. Davis



/s/William F. Vogt           Director                                  January 28, 2000
--------------------------
William F. Vogt



/s/Stanley Kritzik           Director                                  Janaury 28, 2000
--------------------------
Stanley Kritzik



/s/Neal Malicky              Director                                  January 28, 2000
--------------------------
Neal Malicky